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                                  May 12, 2006

Chapman Printing Co.
2450 First Avenue
Huntington, West Virginia 25703

Gentlemen:

      This letter will confirm our agreement that, commencing on the effective date ("EFFECTIVE DATE") of the registration statement for the initial public offering ("IPO") of the securities of Energy Services Acquisition Corp. ("COMPANY") and continuing until the consummation by the Company of a "Business Combination" (as described in the Company's IPO prospectus), Chapman Printing Co. shall make available to the Company certain limited administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in Huntington, West Virginia, as may be required by the Company from time to time, situated at 2450 First Avenue, Huntington, West Virginia 25703 (or any successor location). In exchange therefor, the Company shall reimburse monthly expenses up to the sum of $5,000 per month on the Effective Date and continuing monthly thereafter.

                                          Very truly yours,
                                          ENERGY SERVICES ACQUISITION CORP.

                                          /s/ JACK REYNOLDS
                                          --------------------------------------
                                          By: Jack Reynolds
                                          Title: President

                                          Agreed To And Accepted By:
                                          CHAPMAN PRINTING CO.

                                          /s/ MARSHALL T. REYNOLDS
                                          --------------------------------------
                                          By: Marshall T. Reynolds
                                          Title: Managing Member